ULTIMUS
                                Your Fund Matters



August 30, 2004


VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:  The Arbitrage Funds
              File Nos. 33-30470; 811-09815


Ladies and Gentleman:

     We are electronically filing via EDGAR, pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, definitive copies of proxy materials, including a Shareholder Letter, Notice of Special Meeting, Proxy Statement and form of Proxy, to be furnished to shareholders of The Arbitrage Funds in connection with a Special Meeting of Shareholders scheduled to be held on October 22, 2004.

     If you have any questions or comments concerning the enclosed, please telephone the undersigned at (513) 587-3403.

Very truly yours,


/s/Wade Bridge

Wade Bridge
Vice President of Administration





Ultimus Fund Solutions, LLC       135 Merchant Street, Suite 230    Phone:  513-587-3400
www.ultimusfundsolutions.com      Cincinnati, Ohio 45246            Fax:  513-587-3450

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12


                               THE ARBITRAGE FUNDS
                      -----------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

            Please fold and detach card at perforation before mailing



                               THE ARBITRAGE FUNDS
                               The Arbitrage Fund


                         SPECIAL MEETING OF SHAREHOLDERS
                                October 22, 2004


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints John S. Orrico and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of The Arbitrage Funds which the undersigned is entitled to vote at the special meeting of shareholders to be held on October 22, 2004 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated September 3, 2004.

                               Date:   _________________________________________

                               Note: Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.





                                       Signature(s) PLEASE SIGN IN BOX ABOVE




           Please fold and detach card at perforation before mailing.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS                                  [X]

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.

1.   With respect to the election of five Trustees:

         01       John S. Orrico            04       Jay N. Goldberg
         02       Joel C. Ackerman          05       Alexander Greenberg
         03       John C. Alvarado

         FOR                       AGAINST                        ABSTAIN
       [    ]                      [    ]                          [    ]
     ___________________________________________________________________________
     To withhold authority to vote for any Nominee(s), mark "FOR ALL EXCEPT" and write the Nominee number(s) on the line provided.


2. With respect to ratification of the selection of Tait, Weller & Baker as the Trust's independent public accountants for the fiscal year ending May 31, 2005.

         FOR                       AGAINST                        ABSTAIN
       [    ]                      [    ]                          [    ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================
                                      PROXY
                                    STATEMENT

                               The Arbitrage Funds
                                September 3, 2004

                      Important Voting Information Inside!



TABLE OF CONTENTS
-----------------


Letter from the President....................................................1


Notice of Special Meeting of Shareholders....................................2


Detailed Discussion of Proxy Issues..........................................3


Investment Adviser and Other Service Providers...............................4


Principal Shareholders of the Trust..........................................5


Proposal 1: Election of Trustees.............................................6


Proposal 2: Ratification of the Selection of the
Independent Public Accountants..............................................12


Other Business..............................................................14


================================================================================

                            LETTER FROM THE PRESIDENT

                               The Arbitrage Funds
                           650 Fifth Avenue, 6th Floor
                            New York, New York 10019


                                                               September 3, 2004


Dear Fellow Shareholder,

     I am writing to inform you of an upcoming Special Meeting of Shareholders of The Arbitrage Funds (the "Trust") to be held on Friday, October 22, 2004. At the meeting, you are being asked to vote on two important proposals affecting the Trust--the election of five Trustees and the ratification of the selection of the Trust's independent public accountants. More detailed information regarding these proposals is included within the proxy statement.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

     The Board of Trustees unanimously recommends a vote "FOR" election of the five nominees as Trustees and "FOR" the ratification of the selection of the Trust's independent public accountants. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-800-295-4485.

     I appreciate your consideration of these important proposals. Thank you for investing with The Arbitrage Funds and for your continued support.


Sincerely,


/s/John S. Orrico

John S. Orrico
President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on October 22, 2004

                               The Arbitrage Funds
                           650 Fifth Avenue, 6th Floor
                            New York, New York 10019

                                 1-800-295-4485

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Arbitrage Funds, a Delaware statutory trust (the "Trust"), will be held at the offices of Ultimus Fund Solutions, LLC, the Trust's transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on Friday, October 22, 2004 at 10:30 a.m. Eastern time. This meeting is being held so that shareholders can vote on proposals to:

     1.   Elect five Trustees;

     2. Ratify or reject the selection of Tait, Weller & Baker as the Trust's independent public accountants for the fiscal year ending May 31, 2005; and

     3. Transact such other business as may properly come before the meeting or any adjournment thereof.

     This is a notice and proxy statement for the Special Shareholders' Meeting. Shareholders of record as of the close of business on August 27, 2004 are the only persons entitled to notice of and to vote at the meeting and any
adjournments   thereof.  Your  attention  is  directed  to  the  attached  proxy statement.

     We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.


September 3, 2004

                                             BY ORDER OF THE BOARD OF TRUSTEES

                                             /s/John F. Splain

                                             John F. Splain
                                             Assistant Secretary

                               DETAILED DISCUSSION
                                 OF PROXY ISSUES


     This proxy statement is being provided to you on behalf of the Board of Trustees of the Trust in connection with the Special Meeting of Shareholders to be held on Friday, October 22, 2004 at 10:30 a.m., Eastern time. The Special Meeting will be held at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     This notice of meeting and proxy statement are first being mailed to shareholders on or around September 3, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of the Trust.

     The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the Trust. These expenses will include the printing, mailing and tabulation of proxies. By voting immediately, you can help the Trust avoid the considerable expense of a second proxy.

     VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

     The Board of Trustees has fixed the close of business on August 27, 2004 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record of each of the Class I shares and the Class R shares as of Record Date will be entitled to one vote for each share held and will vote as a single class with respect to both proposals. No shares have cumulative voting rights. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Trust is 29,428,754.

     If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by the date of the meeting to constitute approval of the proposals being considered at the meeting, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "FOR" votes they have received in favor of the adjournment and any "AGAINST" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will not be counted as a vote "FOR" or "AGAINST" such proposal.

     Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will not be counted as votes "FOR" or "AGAINST" the proposals, and, assuming a quorum is present, will have no effect on the vote with respect to either proposal.

     QUORUM. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than one-third of the outstanding shares of the Trust is necessary to constitute a quorum at the meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote "AGAINST" such proposals against any such adjournments.

     SHAREHOLDER VOTE REQUIRED. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of Trustees (Proposal 1 below). The vote of a simple majority of the Trust's shares voted is required for the ratification of the selection of Tait, Weller & Baker as the Trust's independent public accountants for the current fiscal year (Proposal 2 below).

     COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the Trust. These expenses will include the printing, mailing and tabulation of proxies. By voting immediately, you can help the Trust avoid the considerable solicitation expense associated with a second proxy solicitation.


                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

     INVESTMENT ADVISER. Water Island Capital, LLC (the "Adviser"), 650 Fifth Avenue, 6th Floor, New York, New York 10019, is the Trust's investment adviser. The Adviser manages the Trust's portfolio and oversees the daily business operations of the Trust.

     TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus") provides the Trust with administration, fund accounting and transfer agency and shareholder services. The mailing address of Ultimus is P.O. Box 46707, Cincinnati, Ohio 45246.

     PRINCIPAL UNDERWRITER. Ultimus Fund Distributors, LLC (the "Distributor") is the Trust's principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor's mailing address is P.O. Box 46707, Cincinnati, Ohio 45246.

     PROCESS FOR COMMUNICATING WITH THE BOARD OF TRUSTEES. Shareholders wishing to submit written communications to the Board should send their communications to: Board of Trustees of The Arbitrage Funds, c/o Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. After September 24, 2004, any communications should be sent to: Board of Trustees of The Arbitrage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria, Suite 450, Cincinnati, Ohio 45246. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

     ANNUAL REPORTS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT UPON REQUEST. TO REQUEST THE ANNUAL REPORT, PLEASE CALL US AT 1-800-295-4485.


                       PRINCIPAL SHAREHOLDERS OF THE TRUST

     The following table sets forth, as of the Record Date, the share ownership of those shareholders known by the Trust to own of record or beneficially more than 5% of its outstanding shares.

----------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                   SHARES           % OWNERSHIP      TYPE OF OWNERSHIP
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                       15,645,201             53.16%            Record
Custody Account FBO its Customers
101 Montgomery Street
San Francisco, California 94104
----------------------------------------------------------------------------------------------------------
National Financial Services LLC                   2,970,476             10.09%            Record
(for exclusive benefit of customers)
One World Financial Center
200 Liberty Street
New York, New York 10281
----------------------------------------------------------------------------------------------------------
National Investor Services Corp.                  3,030,051             10.30%            Record
(for exclusive benefit of customers)
55 Water Street, 32nd Floor
New York, New York 10041
----------------------------------------------------------------------------------------------------------
FISERV Securities, Inc.                           1,667,717              5.67%           Record
Attn: Mutual Funds
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103
----------------------------------------------------------------------------------------------------------

     Due to the size of Charles Schwab & Co.'s record ownership of shares of the Trust, it may be considered to control the Trust to the extent that it may have the ability to vote such shares without receiving voting instructions from its customers that are the beneficial owners of such shares.

                                  PROPOSAL 1:
                              ELECTION OF TRUSTEES

--------------------------------------------------------------------------------

     The Board of Trustees of the Trust has nominated five individuals (the "Nominees") for election to the Board. At the Special Meeting, the shareholders of the Trust will be asked to elect the Nominees to serve on the Board of Trustees of the Trust. It is intended that the enclosed Proxy will be voted FOR the election of the five Nominees named below as Trustees, unless such authority has been withheld in the Proxy. The term of office of each person elected as Trustee will be until the Trust's termination or until such Trustee sooner dies, resigns, retires or is removed. Each Nominee has consented to serve as a Trustee if elected.

     Currently, the Board consists of four Trustees, of which three Trustees have been elected by shareholders and one has not (John C. Alvarado). The Trustees who are not considered to be "interested persons" of the Trust under the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees") recently nominated a new member (Alexander Greenberg) to the Board of Trustees to fill the vacancy created by the death of Michael Neumark. The 1940 Act permits vacancies in the Board of Trustees to be filled by the Trustees without a vote of shareholders only if after filling the vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. To ensure continued compliance with the requirements of the 1940 Act, shareholders are being asked at this Special Meeting to elect the five Nominees. The Nominees are to be elected for indefinite terms, subject to death, resignation, retirement or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Trust as well as their careers in business, finance and other areas. The Trustees also considered the prior experience of certain of the Nominees as Trustees of the Trust.

THE BOARD OF TRUSTEES GENERALLY

     The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations. The Board of Trustees provides broad supervision over affairs of the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Trust's day-to-day operations. Subject to the 1940 Act and applicable Delaware law, they may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more

Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

     The Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

INFORMATION REGARDING THE TRUST'S TRUSTEES, NOMINEES AND OFFICERS

     The following is a list of the Nominees and executive officers of the Trust. The Trustees serve for an indefinite term, subject to death, resignation, retirement or removal and the officers are elected annually. Each Nominee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk. The other Nominees are not considered "interested persons" of the Trust under the 1940 Act; that is, they are not employees or officers of, and have no financial interest in, the Trust's affiliates or its service providers. During the past fiscal year, the Board of Trustees met four times. Each nominee who was a Trustee attended 100% of such Board meetings.

----------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF               OTHER
                                                           PRINCIPAL OCCUPATION     PORTFOLIOS          DIRECTORSHIPS1
   NAME, ADDRESS AND AGE      LENGTH OF                         DURING THE          IN THE FUND            HELD BY
                             TIME SERVED    POSITION          PAST FIVE YEARS       COMPLEX                TRUSTEE/
                                           WITH TRUST                               OVERSEEN BY            NOMINEE
                                                                                    TRUSTEE
----------------------------------------------------------------------------------------------------------------------
John S. Orrico, CFA*          Since May   President,     General Partner, Water         1                    None
650 Fifth Avenue                2000      Secretary,     Island Capital, LLC, the
New York, NY  10019                       Treasurer      Investment Adviser.
(Age 44)                                  and Trustee    Prior to January 2000,
                                                         assisted in the
                                                         management of private
                                                         trusts and entities at
                                                         Lindemann Capital
                                                         Partners, L.P and Gruss
                                                         & Co. (financial
                                                         management firms).
----------------------------------------------------------------------------------------------------------------------


                                                               7

----------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF               OTHER
                                                           PRINCIPAL OCCUPATION     PORTFOLIOS          DIRECTORSHIPS1
   NAME, ADDRESS AND AGE      LENGTH OF                         DURING THE          IN THE FUND            HELD BY
                             TIME SERVED    POSITION          PAST FIVE YEARS       COMPLEX                TRUSTEE/
                                           WITH TRUST                               OVERSEEN BY            NOMINEE
                                                                                    TRUSTEE
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
Joel C. Ackerman              Since May   Trustee        Private investor.              1                    None
295 Central Park West           2000                     During 2003, Partner
New York, NY 10024 (Age 59)                              with Crossroads
                                                         Investments LP. Prior
                                                         to September 2003,
                                                         Partner of LRL Capital
                                                         (hedge fund). Prior to
                                                         September 2002, Partner
                                                         of Ardsley Partners
                                                         (hedge fund).

Jay N. Goldberg               Since May   Trustee        General Partner of             1                    None
660 Madison Avenue              2000                     Hudson Ventures (venture
New York, NY 10021                                       capital firm).
(Age 63)

John C. Alvarado             Since Dec.   Trustee        Managing Member of Power       1                    None
75  Sprint Street New           2003                     Capital Partners, LLC
York, NY  10012  (Age 45)                                which is a financial
                                                         advisory and consulting
                                                         firm. From 1995 to 2000,
                                                         he served as Senior Vice
                                                         President, Co-Founder
                                                         and Partner of Stratum
                                                         Group LP, a private equity
                                                         investment firm.



                                                               8

----------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF               OTHER
                                                           PRINCIPAL OCCUPATION     PORTFOLIOS          DIRECTORSHIPS1
   NAME, ADDRESS AND AGE      LENGTH OF                         DURING THE          IN THE FUND            HELD BY
                             TIME SERVED    POSITION          PAST FIVE YEARS       COMPLEX                TRUSTEE/
                                           WITH TRUST                               OVERSEEN BY            NOMINEE
                                                                                    TRUSTEE
----------------------------------------------------------------------------------------------------------------------

Alexander Greenberg                       Nominee        Managing Member of             N/A                 None
280 Park Avenue                                          Crossroads Investments,
New York, NY 10007                                       LP which is long/short
(Age 43)                                                 equity hedge fund. From
                                                         2001-2002, he was a
                                                         partner with Trellus
                                                         Management, Inc. a money
                                                         management firm. From
                                                         1996 -2000, he was a
                                                         partner with Ardsley
                                                         Partners, LP. a money
                                                         management group.



EXECUTIVE OFFICER:

Matthew Hemberger               Since     Vice           Chief Compliance Officer
650 Fifth Street             March 2004   President      of Water Island Capital,
New York, NY 10019                                       LLC.  Prior to March
(Age 45)                                                 2001, an Analyst,
                                                         Assistant Portfolio
                                                         Manager and Chief
                                                         Financial Officer at
                                                         Lindemann Capital
                                                         Partners, L.P.

* John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act.

     1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.


BOARD COMMITTEES

     The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Joel C. Ackerman, Jay N. Goldberg and John C. Alvarado. The Audit Committee held one meeting during the fiscal year ended May 31, 2004.

     The Board of Trustees does not have a Nominating Committee. The Board of Trustees determined that due to its limited membership it was not necessary to establish a nominating committee. The Independent Trustees are responsible for the selection and nomination of all independent trustees. Generally, the Independent Trustees require a candidate for the Board of Trustees to meet the eligibility requirements set forth in the Trust's bylaws and as so stated in any Board or committee resolutions. The Independent Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustee, the Independent
Trustees consider and review an existing Trustee's Board and committee attendance and performance and length of Board service. The Independent Trustees are not currently accepting nominations of candidates recommended by security holders because it believes that it is able to identify a sufficient number of candidates from its own resources.

     The Board has not established a compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF SHARES. The following table shows each Trustee's and Nominee's beneficial ownership of shares of the Trust as of August 27, 2004:

   ===============================================================================================
                                                                             AGGREGATE DOLLAR
                                                                             RANGE OF IN ALL
                                                                           REGISTERED INVESTMENT
                                        NUMBER OF                           COMPANIES OVERSEEN
                                       TRUST SHARES                        BY TRUSTEE IN FAMILY
   NAME OF TRUSTEE    NAME OF SECURITY BENEFICIALLY    DOLLAR RANGE OF              OF
   OR NOMINEE                             OWNED*         TRUST SHARES      INVESTMENT COMPANIES
   ===============================================================================================
   John S. Orrico      Arbitrage Fund        *          Over $100,000         Over $100,000
                         (Class I)

   ===============================================================================================
   Joel C. Ackerman    Arbitrage Fund        *          Over $100,000         Over $100,000
                         (Class I)

   ===============================================================================================
   Jay N. Goldberg     Arbitrage Fund        *         $10,001-$50,000       $10,001-$50,000
                         (Class R)

   ===============================================================================================
   John C. Alvarado    Arbitrage Fund        *            $1-$10,000            $1-$10,000
                         (Class R)

   ===============================================================================================
   Alexander Greenberg  Arbitrage Fund      None             None                  None
   ===============================================================================================

* Each Trustee and/or Nominee owns less than 1% of the Trust's outstanding shares. All Trustees, Nominees and officers as a group owned of record or beneficially less than 1% of the Trust's outstanding shares on the Record Date.


COMPENSATION
------------

     The Trustees of the Trust  received the  following  compensation  for their service  as  Trustees during the fiscal  year ended May 31,  2004.  None of the executive officers receive compensation from the Trust.
------------------------------------------------------------------------------------------------------------------


                                                     PENSION OR
                                                     RETIREMENT                                 TOTAL COMPENSATION
     NAME AND                    AGGREGATE         BENEFITS ACCRUED       ANNUAL BENEFITS       FROM TRUST AND FUND
     POSITION                   COMPENSATION         AS PART OF           UPON RETIREMENT         COMPLEX PAID TO
                                FROM TRUST         TRUST EXPENSES                                    TRUSTEES
------------------------------------------------------------------------------------------------------------------
John S. Orrico*                    None                 None                   None                    None
Joel C. Ackerman                  $9,000                None                   None                   $9,000
Jay N. Goldberg                   $9,000                None                   None                   $9,000
John C. Alvarado                  $7,000                None                   None                   $7,000
Alexander Greenberg**              None                 None                   None                    None
------------------------------------------------------------------------------------------------------------------

*    John S. Orrico is deemed to be an interested person of the Trust as defined in the 1940 Act.

**   Alexander Greenberg is a first time nominee to the Board of Trustees so he has not received any compensation from the Trust.


                     OWNERSHIP IN THE TRUST'S INVESTMENT ADVISER1 OR DISTRIBUTOR2 BY TRUSTEES/NOMINEES
                      WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST AS OF
                                                       AUGUST 27, 2004

=============================================================================================================================
                                  NAME OF
                                OWNERS AND
  NAME OF TRUSTEE/NOMINEE     RELATIONSHIPS        NAME OF        TITLE OF CLASS OF       VALUE OF
                               TO TRUSTEE          COMPANY            SECURITY           SECURITIES      PERCENT OF CLASS
=============================================================================================================================
Joel C. Ackerman                   N/A               N/A                 N/A                None                N/A
=============================================================================================================================
Jay N. Goldberg                    N/A               N/A                 N/A                None                N/A
=============================================================================================================================
John C. Alvarado                   N/A               N/A                 N/A                None                N/A
=============================================================================================================================
Alexander Greenberg                N/A               N/A                 N/A                None                N/A
=============================================================================================================================

1    Water Island Capital, LLC
2    Ultimus Fund Distributors, LLC


   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.


                                   PROPOSAL 2:

                RATIFICATION OF THE SELECTION OF THE INDEPENDENT
                               PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

     On August 3, 2004, the Board of Trustees, including a majority of the Independent Trustees, selected Tait, Weller & Baker ("TWB") as the Trust's independent public accountants for the fiscal year ending May 31, 2005. At that meeting, TWB confirmed its status as independent accountants with respect to the Trust within the meaning of the federal securities laws. The employment of TWB is conditional upon the right of the Trust to terminate such employment without any penalty. If the Trust's shareholders do not ratify the selection of TWB, other certified public accountants will be considered for selection by the Board of Trustees.

     Representatives of TWB are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of TWB are present, they will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. The aggregate fees paid to TWB for professional services rendered by TWB for the audit of the Trust's annual financial statements or for services that are normally provided by TWB in connection with statutory and regulatory filings or engagements were $15,500 and $11,000 with respect to the Trust's fiscal years ended May 31, 2004 and 2003, respectively.

     AUDIT-RELATED FEES. The Trust did not request or compensate TWB for assurance and related services for the Trust's two most recently completed fiscal years.

     TAX FEES. The Trust did not request or compensate TWB for tax compliance, tax advice or tax planning services to the Trust for the two most recently completed fiscal years.

     ALL OTHER FEES. TWB did not perform any services or provide any products to the Trust, other than the services and products reported above, for the two most recently completed fiscal years. TWB did not render other services to the Adviser and certain entities controlled by, or under common control with the Adviser that provide ongoing services to the Trust for the two most recently completed fiscal years.

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee has not adopted Pre-Approval Policies and Procedures. All services provided by TWB were specifically approved by the Audit Committee in advance of any services being performed on behalf of the Trust.

     AGGREGATE NON-AUDIT FEES. The Trust and certain affiliated entities did not incur any non-audit fees for the two most recently completed fiscal years.


THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU RATIFY THE SELECTION OF TAIT, WELLER & BAKER AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

                                 OTHER BUSINESS

--------------------------------------------------------------------------------

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholders proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. Under current Delaware law and the 1940 Act, the Trust is not required to hold annual shareholders' meetings.

                                             By Order of the Board of Trustees


                                             /s/John F. Splain

                                             John F. Splain
                                             Assistant Secretary


Date: September 3, 2004

--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.